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                                                                 EXHIBIT 10.1
                                 AMENDMENT NO. 4
                                     TO THE
                      H&R BLOCK DEFERRED COMPENSATION PLAN
                     FOR EXECUTIVES, AS AMENDED AND RESTATED

         H&R Block, Inc. (the "Company") adopted the H&R Block Deferred Compensation Plan for Executives, as Amended and Restated (the "Plan"), effective as of January 1, 1999. The Company amended said Plan by Amendment No. 1 effective as of January 1, 1999, by Amendment No. 2 effective as of January 1, 2000, and by Amendment No. 3 effective as of September 8, 1999. The Company continues to retain the right to amend the Plan pursuant to action by the Company's Board of Directors. The Company hereby exercises that right. This Amendment No. 4 is effective as of December 31, 1999.

                                    AMENDMENT

         1. Section 4.1.2 of the Plan, as previously amended, is further amended by (a) adding the following words and punctuation after the words and punctuation "provided, however, that" and before the words "the maximum percentage" in the first paragraph of said Section:

         "(i) each participating Affiliate may elect before an Enrollment Period to have no Matching Contributions posted during the Plan Year (to which the enrollment period relates) to the Accounts of Participants employed by such Participating Affiliate, but such election is irrevocable and will automatically apply to all future Plan Years., and (ii)";

and (b) deleting the final sentence of the first paragraph of said Section.

         2. Except as modified in this Amendment No. 4, the Plan shall remain in full force and effect, including the Company's right to amend or terminate the Plan as set forth in Article 9 of the Plan.


                                               H&R BLOCK, INC.


                                               By:  /s/ Frank L. Salizzoni
                                                    ----------------------------


                                               Its: Chief Executive Officer
                                                    ----------------------------